UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2007


Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2007
Annual Report
Calvert World Values
International Equity Fund

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Statement of Net Assets
14

Statement of Operations
22

Statements of Changes in Net Assets
23

Notes to Financial Statements
25

Financial Highlights
31

Explanation of Financial Tables
36

Proxy Voting and Availability of Quarterly Portfolio Holdings
38

Director and Officer Information Table
40

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. International stock markets, however, outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Raymond Mui
of Acadian Asset Management, Inc.

Investment Performance

Calvert World Values International Equity Fund Class A shares (at NAV*) returned a strong 21.72% for the 12-month period ended September 30, 2007, but trailed the benchmark Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which gained 25.38%. While the Fund had many solid stock picks for the period, it was stocks the Fund did not hold in several key countries that accounted for the Fund's relative underperformance.

Investment Climate

International markets finished the period firmly in positive territory, demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The sharp drops in Chinese stocks that triggered a global sell-off in late February had little lasting impact on markets. But summer troubles in the U.S. subprime mortgage industry and the ensuing global credit crunch overshadowed generally solid fundamentals such as good economic growth and strong corporate earnings.

For much of August, stock prices appeared to lose their normal relationship to underlying fundamentals. Many quantitative strategies struggled in this environment, although many had at least partially recovered by month-end. In general, a weakening dollar resulted in significantly higher returns for international stocks when returns were calculated in U.S. dollars rather than the local currency.

Performance in European equity markets was solid as they collectively gained 28.1% in U.S.-dollar terms.1 German stocks rose 47.9% due to record levels of business confidence and employment, increasing consumer and investment spending, and strong exports. Helped by similar dynamics, including a 25-year low in unemployment, France gained 25.1%. Italy advanced a more modest 19.4%, and Spain rose 31.6%. Spanish stocks were buoyed by strong consumer demand, housing market, and construction activity. The United Kingdom also made notable gains, returning 22.5% despite interest rates at a six-year high of 5.75% dampening the housing market.

The Asia-Pacific region returned 19.5% in U.S.-dollar terms. Japan continued to trail its Asian counterparts, posting a 7.2% gain. The weaker yen had a positive impact on exports--particularly in the auto industry--but declining household spending and mounting concerns about the impact of a potential economic slowdown in a key trade market such as the U.S. held back returns. Elsewhere in the region, Singapore rose 63.8%, Australia gained 57.4%, and New Zealand was up 38.9%.

Emerging markets also made solid gains, rising 58.72% as commodity prices soared and private consumption in many markets continued to improve. Latin American markets fared best, collectively rising 71.9%. Brazil was a big contributor with a 97.9% return, helped by robust exports and economic conditions that boosted consumer spending. Exports drove Peru's stock market to an impressive 132.3% gain. In Asia, China rose 134.4% as the government took measures to cool the economy, and India was up 63.2%. In Eastern Europe, Turkey was the top performer at 86.3%, benefiting from steady exports, strengthening consumer sentiment, and labor market improvements.

Portfolio Strategy

Stock selection drove the Portfolio's underperformance relative to the benchmark, along with underweightings to two strong-performing countries.

It was the stocks the Fund did not hold in the U.K., the Netherlands, and France that were particularly costly over the past year. In the U.K., the Fund did not hold expanding telecommunications company Vodafone Group, or metals and mining stocks BHP Billiton and Rio Tinto. In France, the Fund did not have a position in energy giant Total. And lacking Netherlands-based ABN-AMRO Bank also hurt relative returns as the stock surged amid active acquisition discussions.

On the other hand, stock selection added value through investments in Germany's Volkswagen, steel manufacturers Voest-Alpine (Austria) and Rautaruukki Corp. (Finland), Finnish machinery producer Metso Corp., and Japan's Nikon Corp.

Overall, country allocations were negative. While an overweighting to Finland and underweighting to Japan boosted returns, an underweighting to Australia and lack of exposure to Hong Kong more than negated those benefits. Opportunistic allocations to the U.S. and Canada, as well as to a selection of emerging markets such as Korea and Taiwan, contributed positively to performance during the period.

Outlook

In our opinion, markets appear to have recovered from the steepest losses stemming from the U.S. subprime fallout and ensuing global turmoil. We expect elevated market volatility to continue, but do not see this as the start of a prolonged market meltdown. Overall, economic growth and corporate earnings are providing a solid base for equity markets in many parts of the world to recover, once the problems with specific stocks and industries linked to the credit problems are absorbed.

Heightened volatility means that there will likely be a broader range of returns going forward, both within markets and across markets. This type of environment is ripe for active stock selection and underscores the importance of global diversification.

We continue to be positive on Europe as a whole, expecting continued growth over the long term, though moderated from the levels seen in recent years. Sectors we like the most in this region include energy, autos, and food/staples retailing, but we see technology as less attractive. For countries, we favor the United Kingdom, although the unusually high transaction costs of U.K. stocks tend to reduce the number that end up in our portfolios, so this area is likely to remain underweighted.

Our short-term forecast for Japan remains negative due to high valuations, but over the longer term we continue to expect moderate growth in this market amid mostly positive economic data. Australia, New Zealand, Hong Kong, and Singapore are all attractive markets in the Australasian region.

Many emerging markets are positively ranked within our framework, with Asia as the region with the most positive forecast. Overall, we expect it to be another solid year for global equities.

October 2007

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

** Source: Lipper Analytical Services, Inc.

1. Source for all country and region returns in this section is www.mscibarra.com.

As of September 30, 2007, the following companies represented the following percentages of the Fund's net assets: Vodafone Group 0%, BHP Billiton 0%, Rio Tinto 0%, Total 0%, ABN-AMRO Bank 0%, Volkswagen 4.48%, Voest-Alpine 2.96%, Rautaruukki Corp. 1.21%, Metso Corp. 0.81%, and Nikon Corp. 2.43%. Portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/07	9/30/07
Class A	6.72%	21.72%
Class B	6.21%	20.60%
Class C	6.28%	20.81%
Class I	7.06%	22.49%
MSCI EAFE Index**	9.05%	25.38%
Lipper International Multi-Cap Core Funds Avg.	10.15%	26.00%

Ten Largest Stock Holdings
	% of Net Assets
Volkswagen AG	4.5%
Nintendo Co. Ltd.	3.7%
ING Groep NV (CVA)	3.6%
Muenchener
Rueckversicherungs AG	3.3%
BNP Paribas SA	3.3%
BT Group plc	3.3%
Teck Cominco Ltd., Class B	3.2%
Repsol YPF SA	3.1%
Voestalpine AG	3.0%
Societe Generale Groupe	2.9%
Total	33.9%

Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)

	Class A Shares
One year	15.94%
Five year	18.90%
Ten year	5.34%

	Class B Shares
One year	15.61%
Five year	18.55%
Since inception	4.23%
(3/31/98)

	Class C Shares
One year	19.75%
Five year	19.02%
Ten year	4.86%

Portfolio Statistics
September 30, 2007
Average Annual Total Returns

	Class I Shares
One year	22.49%
Five year	20.99%
Since inception	7.08%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Portfolio Statistics

Economic Sectors	% of Total Investments
Consumer Discretionary	11.7%
Consumer Staples	3.3%
Energy	7.3%
Financials	30.9%
Health Care	1.8%
Industrials	11.6%
Information Technology	8.0%
Limited Partnership Interest	0.3%
Materials	12.9%
Mutual Funds	0.1%
Telecommunication Services	10.1%
Utilities	1.7%
Venture Capital	0.3%
100.0%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/07	9/30/07	4/1/07 - 9/30/07
Class A
Actual	$1,000.00	$1,067.20	$8.20
Hypothetical	$1,000.00	$1,017.14	$8.00
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,062.10	$12.99
Hypothetical	$1,000.00	$1,012.47	$12.67
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,062.80	$12.30
Hypothetical	$1,000.00	$1,013.14	$12.01
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,070.60	$4.89
Hypothetical	$1,000.00	$1,020.35	$4.77
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.58%, 2.51%, 2.38% and 0.94% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

EQUITY SECURITIES - 98.8%	Shares	Value
Australia - 2.9%
Amcor Ltd.	211,791	$1,383,817
Australia & New Zealand Banking Group Ltd.	211,379	5,558,188
OneSteel Ltd.	409,681	2,502,706
Origin Energy Ltd.	282,923	2,580,004
Santos Ltd.	864,620	11,520,642
		23,545,357

Austria - 3.0%
Voestalpine AG	275,710	23,755,465

Belgium - 3.0%
Colruyt SA	6,708	1,412,970
Delhaize Group	97,393	9,305,408
Dexia SA	365,263	11,030,586
KBC Groep NV	14,925	2,047,340
		23,796,304

Canada - 4.8%
EnCana Corp.	74,200	4,580,937
Magna International, Inc.	4,500	433,444
Research In Motion, Ltd.*	79,200	7,805,160
Teck Cominco Ltd., Class B	547,688	25,961,780
		38,781,321

Denmark - 0.1%
Topdanmark A/S*	2,850	467,592

Finland - 3.0%
Kesko Oyj, Class B	39,400	2,609,921
Metso Oyj	94,376	6,481,075
Rautaruukki Oyj	160,549	9,699,129
Stora Enso Oyj, Class R	260,190	5,053,354
		23,843,479

France - 11.1%
Air France-KLM	306,317	11,223,386
BNP Paribas SA	242,176	26,423,557
Business Objects SA*	98,775	4,395,718
Cap Gemini SA	45,257	2,781,051
CNP Assurances SA	9,446	1,204,834
Credit Agricole SA	312,391	12,014,458
France Telecom SA	137,511	4,592,602
Lafarge SA	14,755	2,279,331
Sanofi-Aventis	17,435	1,471,975
Societe Generale Groupe	138,136	23,112,553
		89,499,465

EQUITY SECURITIES - Cont'd	Shares	Value
Germany - 9.4%
Allianz SE	21,935	$5,110,018
Beiersdorf AG	39,501	2,949,655
Commerzbank AG	45,637	1,842,132
Muenchener Rueckversicherungs AG	139,762	26,780,626
ProSiebenSat.1 Media AG, Preferred	8,690	272,314
Suedzucker AG	50,785	1,017,384
United Internet AG	78,733	1,767,573
Volkswagen AG	159,381	35,917,343
		75,657,045

Greece - 0.3%
Alpha Bank AE	10,536	366,113
National Bank of Greece SA	33,005	2,097,614
		2,463,727

Japan - 16.9%
Aisin Seiki Co. Ltd.	34,100	1,361,272
Amada Co. Ltd.	138,000	1,541,068
Astellas Pharma, Inc.	73,000	3,498,261
Brother Industries Ltd.	250,700	3,205,157
Central Japan Railway Co.	1,093	11,597,321
Chuo Mitsui Trust Holdings, Inc.	79,000	615,620
FUJIFILM Holdings Corp.	25,300	1,168,403
Hino Motors Ltd.	463,000	3,535,519
Kawasaki Kisen Kaisha Ltd.	148,000	2,171,473
KDDI Corp.	1,179	8,736,372
Mazda Motor Corp.	67	339
Millea Holdings, Inc.	84,600	3,399,304
Mitsubishi Chemical Holdings Corp.	1,001,500	8,710,210
Mitsui OSK Lines Ltd.	576,000	9,322,804
Mitsumi Electric Co. Ltd.	36,200	1,476,587
Nikon Corp.	568,000	19,512,959
Nintendo Co. Ltd.	57,100	29,697,165
Nisshin Steel Co. Ltd.	2,262,000	10,190,607
NSK Ltd.	156,000	1,367,612
NTT Data Corp.	622	2,769,734
Olympus Corp.	75,000	3,078,796
Ricoh Co. Ltd.	68,000	1,437,119
Santen Pharmaceutical Co. Ltd.	600	15,003
Sony Corp.	74,700	3,618,708
Sumitomo Electric Industries Ltd.	106,800	1,699,809
Tokyo Electron Ltd.	7	443
Toyo Seikan Kaisha Ltd.	84,200	1,585,432
		135,313,097

Mexico - 0.3%
Empresas ESM, Contingent Deferred Distribution (b)(i)*	350,000	87,500
Grupo Financiero Banorte SAB de CV	252,472	999,958
Telefonos de Mexico SAB de CV	654,713	1,073,771
		2,161,229

EQUITY SECURITIES - Cont'd	Shares	Value
Netherlands - 4.1%
ASML Holding NV*	118,923	$3,931,219
ING Groep NV (CVA) (s)	655,319	29,004,826
Oce NV	7,149	149,824
USG People NV	4,420	125,624
		33,211,493

Norway - 1.6%
Orkla ASA	206,800	3,679,552
Petroleum Geo-Services ASA	328,350	9,433,776
		13,113,328

Russia - 1.8%
Mobile TeleSystems OJSC (ADR)	102,700	7,118,137
Vimpel-Communications (ADR)	278,300	7,525,232
		14,643,369

Singapore - 0.3%
Neptune Orient Lines Ltd.	298,000	1,064,071
Singapore Exchange Ltd.	168,942	1,468,269
		2,532,340

South Africa - 1.3%
ABSA Group Ltd.	17,432	316,582
BIDVest Group Ltd.	52,485	1,033,092
Community Growth Fund*	894,098	1,079,324
FirstRand Ltd.	551,950	1,772,232
Investec Ltd.	42,935	461,544
MTN Group Ltd.	62,674	951,551
Pick'n Pay Holdings Ltd.	61,200	131,596
Spar Group Ltd.	33,000	264,224
Telkom South Africa Ltd.	170,304	4,292,921
VenFin Ltd.	55,800	201,865
		10,504,931

South Korea - 3.1%
Kookmin Bank (ADR)	52,000	4,263,480
KT Corp. (ADR)	808,000	20,240,400
		24,503,880

Spain - 4.6%
Banco Bilbao Vizcaya Argentaria SA	402,186	9,400,851
Iberia Lineas Aereas de Espana SA	420,692	2,045,638
Repsol YPF SA	705,485	25,126,610
		36,573,099

Sweden - 1.7%
Skandinaviska Enskilda Banken AB	47,600	1,539,989
SKF AB, Class B	67,027	1,405,130
SSAB Svenskt Stal AB	287,111	10,574,623
		13,519,742

EQUITY SECURITIES - Cont'd	Shares	Value
Switzerland - 3.2%
Credit Suisse Group	96,256	$6,373,914
Geberit AG	20,020	2,611,938
Roche Holding AG	15,641	2,828,471
Swatch Group AG	13,231	4,329,672
Swiss Re	11,319	1,005,508
Zurich Financial Services AG	29,164	8,725,341
		25,874,844

Taiwan - 0.5%
United Microelectronics Corp. (ADR)	1,079,800	3,876,482

United Kingdom - 17.2%
3i Group plc	176,693	3,591,343
Aegis Group plc	446,172	1,136,985
Aggreko plc	21,559	254,038
Aviva plc	341,933	5,130,518
Barclays plc	360,574	4,377,424
Barratt Developments plc	29,130	444,206
British Airways plc*	998,723	7,803,144
British Land Co. plc	68,790	1,643,597
BT Group plc	4,193,031	26,242,720
Centrica plc	1,006,583	7,808,123
Compass Group plc	270,684	1,666,525
DSG International plc	73,989	203,631
FirstGroup plc	37,796	530,508
GlaxoSmithKline plc	55,004	1,454,376
Hays plc	681,266	1,847,187
HBOS plc	392,815	7,323,424
Home Retail Group plc	196,036	1,489,690
IMI plc	159,209	1,734,833
International Power plc	201,191	1,850,837
Invensys plc*	193,323	1,222,750
INVESCO plc	231,183	3,117,656
J Sainsbury plc	199,611	2,350,059
Legal & General Group plc	436,907	1,189,975
Lloyds TSB Group plc	214,762	2,375,197
Man Group plc	627,984	7,086,122
Marks & Spencer Group plc	53,013	665,201
Michael Page International plc	52,887	444,749
Mondi plc	113,197	1,073,075
Next Group plc	282,554	11,313,197
Northern Foods plc	679,817	1,354,725
Persimmon plc	61,871	1,215,924
Prudential plc	51,277	785,586
Reckitt Benckiser plc	33,537	1,963,591
Royal Bank of Scotland Group plc	1,525,202	16,324,093
Scottish & Southern Energy plc	118,360	3,645,959
Tate & Lyle plc	311,561	2,556,533
United Business Media plc	34,177	482,499
Whitbread plc	76,811	2,539,900
		138,239,900

EQUITY SECURITIES - Cont'd	Shares	Value
United States - 4.6%
AGL Resources, Inc.	6,700	$265,454
Alberto-Culver Co.	36,128	895,613
Big Lots, Inc.*	55,900	1,668,056
Continental Airlines, Inc., Class B*	204,900	6,767,847
Cummins, Inc.	28,400	3,632,076
Deluxe Corp.	24,300	895,212
Distributed Energy Systems Corp.*	308,138	258,836
Dollar Tree Stores, Inc.*	12,700	514,858
Evergreen Solar, Inc.*	1,400	12,502
FirstFed Financial Corp.*	6,950	344,373
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	400,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
1/1/12) (b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Idearc, Inc.	32,300	1,016,481
Integrated Device Technology, Inc.*	24,900	385,452
Mayer Laboratories, Inc. Warrants (strike price $6.50/share, expires
12/31/07) (b)(i)*	11,538	-
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,458
Series C, Preferred, Warrants (strike price $1.14/share, expires
6/30/08) (b)(i)*	198	22
Reliance Steel & Aluminum Co.	9,800	554,092
RF Technology, Inc. (b)(i)*	365,374	-
Robbins & Myers, Inc.	1,900	108,851
Safeco Corp.	3,600	220,392
SMARTTHINKING, Inc.:
Series 1-A, Preferred (b)(i)*	104,297	172,388
Series 1-B, Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Sotheby's	19,300	922,347
Tempur-Pedic International, Inc.	21,935	784,176
Terex Corp.*	68,900	6,133,478
Tidewater, Inc.	82,000	5,152,880
TJX Co's, Inc.	23,300	677,331
US Airways Group, Inc.*	28,900	758,625
WellCare Health Plans, Inc.*	20,500	2,161,315
WR Berkley Corp.	46,500	1,377,795
		37,058,995

Total Equity Securities (Cost $661,945,595)		792,936,484

	Adjusted
Limited Partnership Interest - 0.3%	Basis	Value
Balkan Financial Sector Equity Fund CV (b)(i)*	$452,832	$434,385
China Environment Fund 2004 (b)(i)*	84,416	55,763
SAM Sustainability Private Equity Fund (b)(i)*	832,952	657,783
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	353,848	448,810
SEAF India International Growth Fund LLC (b)(i)*	338,932	324,045
ShoreCap International LLC (b)(i)*	571,524	681,762
Terra Capital Investors (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,104,094)		2,602,549

	Principal
Corporate Notes - 0.1%	Amount
Mayer Laboratories, Inc., 6.00%, 12/31/10 (b)(i)	80,267	20,067
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12 (b)(i)	500,000	501,805

Total Corporate Notes (Cost $580,267)		521,872

Certificates of Deposit - 0.0%
Self Help Credit Union, 5.10%, 2/22/08 (b)(k)	100,000	99,580
ShoreBank & Trust Co., 4.80%, 3/15/08 (b)(k)	100,000	99,610

Total Certificates of Deposit (Cost $200,000)		199,190

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	4,431,583	4,330,897

Total High Social Impact Investments (Cost $4,431,583)		4,330,897

TOTAL INVESTMENTS (Cost $670,261,539) - 99.7%		800,590,992
Other assets and liabilities, net - 0.3%		2,239,757
Net Assets - 100%		$802,830,749

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 21,376,125 shares outstanding		$405,235,848
Class B: 1,030,232 shares outstanding		19,406,087
Class C: 2,256,729 shares outstanding		42,034,519
Class I: 6,691,052 shares outstanding		144,486,480
Undistributed net investment income		7,620,190
Accumulated net realized gain (loss) on investments		53,657,374
Net unrealized appreciation (depreciation) on investments		130,390,251
Net Assets		$802,830,749

Net Asset Value Per Share
Class A (based on net assets of $546,564,052)		$25.57
Class B (based on net assets of $23,804,596)		$23.11
Class C (based on net assets of $50,790,483)		$22.51
Class I (based on net assets of $181,671,618)		$27.15

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation

LP: Limited Partnership

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 1.1% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

(s) 114,000 shares of ING Groep NV have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Balkan Financial Sector Equity Fund CV, LP	1/12/06 - 8/21/07	$452,832
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05-7/3/06	4,431,583
China Environment Fund 2004, LP	9/15/05 - 7/17/07	84,416
Empresas ESM, Contingent Deferred Distribution	11/2/06	350,000
GNet Defta Development Holdings LLC	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants	11/4/04	-
Series B, Preferred	10/21/04-10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/10	12/31/96	80,267
Warrants	1/21/03	-
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12	8/29/07	500,000
Powerspan Corp:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/04	273,105
Series C, Preferred Warrants	12/21/04	-
RF Technology, Inc.	7/17/06	299,990
SAM Sustainability Private Equity Fund, LP	7/19/01 - 2/12/07	832,952
SEAF Central & Eastern European Growth Fund LLC, LP	8/10/00 - 2/23/06	353,848
SEAF India International Growth Fund LLC, LP	3/22/05 - 9/24/07	338,932
ShoreCap International LLC, LP	8/12/04 - 5/22/07	571,524
SMARTHINKING, Inc.:
Series 1-A, Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants	5/27/05	-
Terra Capital Investors, LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,044,286)	$18,580,013
Interest income	417,964
Total investment income	18,997,977

Expenses:
Investment advisory fee	5,076,156
Transfer agency fees and expenses	1,130,101
Administrative fees	2,165,346
Distribution Plan expenses:
Class A	1,215,891
Class B	216,789
Class C	430,238
Directors' fees and expenses	86,069
Custodian fees	354,336
Registration fees	72,008
Reports to shareholders	159,669
Professional fees	43,705
Miscellaneous	104,213
Total expenses	11,054,521
Fees waived	(146,040)
Fees paid indirectly	(45,989)
Net expenses	10,862,492

Net Investment Income	8,135,485

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $21,359)	55,977,648
Foreign currency transactions	(16,179)
55,961,469

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	67,361,374
Assets and liabilities denominated in foreign currencies	56,132
67,417,506

Net Realized and Unrealized Gain
(Loss)	123,378,975

Increase (Decrease) in Net Assets
Resulting From Operations	$131,514,460

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$8,135,485	$6,253,989
Net realized gain (loss)	55,961,469	75,344,484
Change in unrealized appreciation or (depreciation)	67,417,506	1,954,368

Increase (Decrease) in Net Assets
Resulting From Operations	131,514,460	83,552,841

Distributions to shareholders from
Net investment income:
Class A Shares	(3,839,925)	(2,476,921)
Class B Shares	--	(3,122)
Class C Shares	(43,253)	(34,850)
Class I Shares	(1,999,003)	(1,133,678)
Net realized gain:
Class A Shares	(49,878,813)	--
Class B Shares	(2,464,859)	--
Class C Shares	(4,748,481)	--
Class I Shares	(14,709,871)	--
Total distributions	(77,684,205)	(3,648,571)

Capital share transactions:
Shares sold:
Class A Shares	133,605,954	99,342,871
Class B Shares	6,375,492	4,536,918
Class C Shares	17,701,072	10,050,927
Class I Shares	52,570,621	28,336,667
Reinvestment of distributions:
Class A Shares	49,826,723	2,262,214
Class B Shares	2,199,189	2,808
Class C Shares	3,734,138	28,264
Class I Shares	16,187,946	1,061,407
Redemption fees:
Class A Shares	4,503	7,796
Class B Shares	319	854
Class C Shares	194	929
Shares redeemed:
Class A Shares	(74,496,801)	(52,386,543)
Class B Shares	(4,204,891)	(3,257,865)
Class C Shares	(6,104,947)	(4,596,259)
Class I Shares	(24,566,745)	(13,339,845)
Total capital share transactions	172,832,767	72,051,143

Total Increase (Decrease) in Net Assets	226,663,022	151,955,413

Net Assets
Beginning of year	576,167,727	424,212,314
End of year (including undistributed net investment income of $7,620,190 and $5,528,446, respectively)	$802,830,749	$576,167,727

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2005
Shares sold:
Class A Shares	5,472,834	3,970,828
Class B Shares	287,056	242,353
Class C Shares	822,287	474,886
Class I Shares	2,049,707	1,830,778
Reinvestment of distributions:
Class A Shares	2,150,894	70,565
Class B Shares	105,225	--
Class C Shares	183,379	--
Class I Shares	657,997	36,599
Shares redeemed:
Class A Shares	(3,055,400)	(2,261,560)
Class B Shares	(188,360)	(61,753)
Class C Shares	(282,083)	(192,016)
Class I Shares	(953,111)	(421,387)
Total capital share activity	7,250,425	3,689,293

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $9,292,961 or 1.2% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $439,634 was payable at year end. In addition, $148,677 was payable at year end for operating expenses paid by the Advisor during September 2007. For the year ended September 30, 2007, the Advisor waived $146,040 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $167,375 was payable at year end.

The Distributor received $254,636 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $229,538 for the year ended September 30, 2007. Under the terms of the agreement $19,706 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $194,114 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and to the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $683,547,763 and $576,007,734, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $671,031,477. Net unrealized appreciation aggregated $129,559,515, of which $147,067,149 related to appreciated securities and $17,507,634 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $179,742 (acquired from Calvert South Africa Fund that merged into the Fund in September 2002) at September 30, 2007 may be utilized to offset future capital gains until expiration in September 2009.

The Fund's use of net capital loss carryforwards acquired from Calvert South Africa Fund may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2007, and September 30, 2006 were as follows:

Distributions paid from:	2007	2005
Ordinary income	$25,078,193	$3,648,571
Long-term capital gain	52,606,012	--
Total	$77,684,205	$3,648,571

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$31,200,517
Undistributed long term capital gain	31,026,726
Capital loss carryforward	(179,742)
Unrealized appreciation (depreciation)	129,559,515
$191,607,016

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, passive foreign investment companies, partnerships, and capital loss carryover subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships and foreign taxes.

Undistributed net investment income	($161,560)
Accumulated net realized gain (loss)	161,560

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $1,403,695 of outstanding borrowings at an interest rate of 5.75% at September 30, 2007.

For the year ended September 30, 2007 borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$110,809	5.84%	$4,125,025	December 2006

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
GNet Defta Development Holdings LLC	$400,000	$400,000
SEAF Central & Eastern European Growth Fund LLC	353,848	448,810
TOTALS	$753,848	$848,810

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,283,345 at September 30, 2007.

Tax Information (Unaudited)

The Fund designates $52,606,012 as capital gain dividends for the fiscal year ended September 30, 2007.

The Fund designates $.65 per share as income derived from foreign sources and $.06 per share as foreign taxes paid for fiscal year ending September 30, 2007.

The Fund designates 55% of its ordinary dividends paid during this fiscal year as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2008 for use in preparing 2007 income tax returns.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007	2006	2005
Net asset value, beginning		$23.87	$20.29	$16.60
Income from investment operations
Net investment income (loss)		.22	.24	.21
Net realized and unrealized gain (loss)		4.61	3.51	3.59
Total from investment operations		4.83	3.75	3.80
Distributions from
Net investment income		(.20)	(.17)	(.11)
Net realized gain		(2.93)	--	--
Total distributions		(3.13)	(.17)	(.11)
Total increase (decrease) in net asset value		1.70	3.58	3.69
Net asset value, ending		$25.57	$23.87	$20.29

Total return*		21.72%	18.58%	22.95%
Ratios to average net assets:A
Net investment income (loss)		1.08%	1.19%	1.23%
Total expenses		1.62%	1.73%	1.86%
Expenses before offsets		1.60%	1.72%	1.86%
Net expenses		1.60%	1.71%	1.85%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$546,564	$401,195	$297,151

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (z)	2003
Net asset value, beginning		$14.55	$11.99
Income from investment operations
Net investment income (loss)		.10	.09
Net realized and unrealized gain (loss)		2.12	2.53
Total from investment operations	.	2.22	2.62
Distributions from
Net investment income		(.17)	(.06)
Net realized gains		--	--
Total distributions		(.17)	(.06)
Total increase (decrease) in net asset value		2.05	2.56
Net asset value, ending		$16.60	$14.55

Total return*		15.30%	21.93%
Ratios to average net assets:A
Net investment income (loss)		.60%	.72%
Total expenses		1.97%	2.07%
Expenses before offsets		1.97%	2.05%
Net expenses		1.96%	2.05%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$213,524	$162,699

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$21.85	$18.61	$15.30
Income from investment operations
Net investment income (loss)		.09	.06	.15
Net realized and unrealized gain (loss)		4.10	3.18	3.16
Total from investment operations		4.19	3.24	3.31
Distributions from:
Net investment income		--	**	--
Net realized gain		(2.93)	--	--
Total distributions		(2.93)	**	--
Total increase (decrease) in net asset value		1.26	3.24	3.31
Net asset value, ending		$23.11	$21.85	$18.61

Total return*		20.60%	17.43%	21.63%
Ratios to average net assets:A
Net investment income (loss)		.13%	.18%	.20%
Total expenses		2.57%	2.73%	2.92%
Expenses before offsets		2.54%	2.72%	2.92%
Net expenses		2.54%	2.70%	2.91%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$23,805	$18,053	$14,232

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (z)	2003
Net asset value, beginning		$13.57	$11.33
Income from investment operations
Net investment income (loss)		(.08)	(.08)
Net realized and unrealized gain (loss)		1.97	2.38
Total from investment operations		1.89	2.30
Distributions from:
Net investment income		(.16)	(.06)
Net realized gains		--	--
Total distributions		(.16)	(.06)
Total increase (decrease) in net asset value		1.73	2.24
Net asset value, ending		$15.30	$13.57

Total return*		13.95%	20.34%
Ratios to average net assets:A
Net investment income (loss)		(.54%)	(.64%)
Total expenses		3.14%	3.44%
Expenses before offsets		3.14%	3.42%
Net expenses		3.13%	3.41%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$8,934	$6,176

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$21.34	$18.18	$14.91
Income from investment operations
Net investment income (loss)		.13	.13	.15
Net realized and unrealized gain (loss)		3.99	3.06	3.12
Total from investment operations		4.12	3.19	3.27
Distributions from:
Net investment income		(.02)	(.03)	--
Net realized gain		(2.93)	--	--
Total distributions		(2.95)	(.03)	--
Total increase (decrease) in net asset value		1.17	3.16	3.27
Net asset value, ending		$22.51	$21.34	$18.18

Total return*		20.81%	17.55%	21.93%
Ratios to average net assets:A
Net investment income (loss)		.31%	.38%	.38%
Total expenses		2.43%	2.57%	2.75%
Expenses before offsets		2.41%	2.56%	2.75%
Net expenses		2.40%	2.55%	2.74%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$50,790	$32,723	$22,856

		Years Ended
		September 30,	September 30,
Class C Shares		2004 (z)	2003
Net asset value, beginning		$13.18	$10.97
Income from investment operations
Net investment income (loss)		(.04)	(.03)
Net realized and unrealized gain (loss)		1.92	2.30
Total from investment operations	.	1.88	2.27
Distributions from
Net investment income		(.15)	(.06)
Net realized gains		--	--
Total distributions		(.15)	(.06)
Total increase (decrease) in net asset value		1.73	2.21
Net asset value, ending		$14.91	$13.18

Total return*		14.33%	20.72%
Ratios to average net assets:A
Net investment income (loss)		(.25%)	(.27%)
Total expenses		2.85%	3.09%
Expenses before offsets		2.85%	3.07%
Net expenses		2.84%	3.07%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$14,533	$9,764

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class I Shares		2007	2006	2005
Net asset value, beginning		$25.16	$21.32	$17.45
Income from investment operations
Net investment income		.34	.37	.27
Net realized and unrealized gain (loss)		4.93	3.72	3.88
Total from investment operations		5.27	4.09	4.15
Distributions from:
Net investment income		(.35)	(.25)	(.28)
Net realized gain		(2.93)	--	--
Total distributions		(3.28)	(.25)	(.28)
Total increase (decrease) in net asset value		1.99	3.84	3.87
Net asset value, ending		$27.15	$25.16	$21.32

Total return*		22.49%	19.35%	23.92%
Ratios to average net assets:A
Net investment income (loss)		1.74%	1.84%	2.04%
Total expenses		.98%	1.07%	1.17%
Expenses before offsets		.96%	1.06%	1.11%
Net expenses		.96%	1.05%	1.10%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$181,672	$124,197	$89,974

		Years Ended
		September 30,	September 30,
Class I Shares		2004 (z)	2003
Net asset value, beginning		$15.17	$12.38
Income from investment operations
Net investment income		.27	.22
Net realized and unrealized gain (loss)		2.19	2.63
Total from investment operations		2.46	2.85
Distributions from:
Net investment income		(.18)	(.06)
Net realized gains		--	--
Total distributions		(.18)	(.06)
Total increase (decrease) in net asset value		2.28	2.79
Net asset value, ending		$17.45	$15.17

Total return*		16.25%	23.12%
Ratios to average net assets:A
Net investment income (loss)		1.60%	1.65%
Total expenses		1.23%	1.39%
Expenses before offsets		1.11%	1.09%
Net expenses		1.10%	1.09%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$48,420	$18,026

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution is less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2007
Annual Report
Calvert Capital
Accumulation Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter

1

Social Update

4

Portfolio Management Discussion

7

Shareholder Expense Example

11

Report of Independent Registered Public Accounting Firm

13

Statement of Net Assets

14

Statement of Operations

17

Statements of Changes in Net Assets

18

Notes to Financial Statements

19

Financial Highlights

24

Explanation of Financial Tables

28

Proxy Voting and Availability of Quarterly Portfolio Holdings

30

Director and Officer Information Table

32

Dear Shareholders:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--by creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace website allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Investment Performance

In the 12 months ended September 30, 2007, the Calvert Capital Accumulation Fund Class A shares (at NAV*) gained a solid 17.03%. This compared to 21.22% for the Russell Midcap® Growth Index. Disappointing results from stocks in several key sectors caused the Fund's underperformance relative to its benchmark.

Investment Climate

As U.S. economic growth continued to slow, the New Year ushered in the reversal of trends that had dominated the equity markets for more than five years: small-cap stocks outperforming mid- and large-cap stocks, and value leading growth. In fact, mid-cap stocks had the strongest performance for the one-year period, gaining 17.9% versus 16.9% for large-caps and 12.3% for small-caps.1 The Russell Midcap® Growth Index topped the Russell Midcap® Value Index by more than seven percentage points for the period.2

Throughout the year, strong global growth and a weak U.S. dollar boosted exports and contributed to generally strong U.S. corporate earnings. Deepening worries about the mortgage market and troubles of a few high-profile hedge funds caused an equity-market downturn and increased volatility in July. As many hedge funds rushed to reduce their leveraged positions, a wholesale sell-off of equities occurred. High-quality assets were sold alongside lower-quality assets, so high-quality assets were not the short-term safe haven they often are. There seemed to be no safe place to hide. But the Federal Reserve acted in August and September to restore calm.

Portfolio Strategy

Our core strategy employs a valuation model which seeks to identify reasonably priced companies with better-than-average forecast growth and profitability. We then subject the companies with high expected returns to rigorous scrutiny of their fundamentals.

Portfolio Changes

Over the past 12 months, we bought and sold 19 stocks. We replaced XTO Energy, which had grown outside the mid-cap range, with St. Mary Land & Exploration Co. We also sold Cimarex Energy Co. to reduce our Energy position. We sold several holdings to limit our exposure to the weakening home-building market: Eagle Materials, industrial-fluids firm Graco, KB Home, and Pulte Homes. We replaced them with Donaldson Co., a producer of filtration systems; Genlyte Group, a lighting fixture manufacturer; and Middleby Corp., a commercial kitchen supplier.

In Health Care, we sold pharmacy-services provider Omnicare due to the deteriorating quality of its fundamentals, taking advantage of a temporary sell-off to replace it with Laboratory Corporation of America Holdings. We also bought gynecological-diagnostics company Cytyc Corp. and subsequently sold it on news that it would be acquired. Financials holding First Marblehead Corp., a provider of outsourcing services for private education lenders, replaced SLM Corp. (Sallie Mae), which faces an increasingly challenging regulatory environment. Five stocks in a variety of sectors were sold after successfully reaching their price target.

Key Performance Factors

Our overweight to the Materials sector and underweight to the Consumer Discretionary sector helped returns, but underweights to Industrials and Energy detracted from performance. Stock selection was strong in Technology, Health Care, and Consumer Staples, but weak in Industrials, Energy, and Financials.

Three Technology holdings--Itron (66.8% return), ANSYS (54.7%), and Mettler-Toledo International (54.2%)3--were buoyed by strong earnings reports throughout the year. Hansen Natural Corp. gained 69.3% due to a robust beverage-product pipeline and distribution savvy. Reliance Steel & Aluminum Co. traded 77% higher as commodity prices reached new heights. Strayer Education, our largest holding at the end of the period, rose 57.4% due to increasing enrollments and higher tuitions. Health-care companies Cytyc (72.6%) and Dionex (56.0%) also outperformed.

On the other hand, three Industrials stocks struggled with slowing economic growth: WESCO International (-26.0%), Pacer International (-29.7%), and Genlyte (-26.6%). In Financials, First Marblehead (-30.9%) sank after its two largest clients agreed to jointly acquire a competitor. Energy holding St. Mary Land & Exploration declined 4.3% despite rising oil and gas prices.

Market Outlook

At this point, the full economic ramifications of the subprime-mortgage woes are unclear. We believe that U.S. economic growth, as measured by gross domestic product (GDP), should slow to between 2.25% and 2.5% in the second half of 2007. Core inflation should remain at 2% or less, although headline inflation may run higher given that oil prices are above $80 a barrel. Overall, we believe stock valuations remain reasonable and should allow the market to rise modestly before year-end.

In 2008, we expect another year of controlled inflation and modest growth for the U.S., and good growth globally. Since 2008 is an election year, individual sectors such as Health Care may see some volatility. But while employment is still strong, consumer confidence is low, and the slowdown in consumer spending is likely to persist as the interest rates on many adjustable-rate mortgages reset higher next year. In preparation, over the past year we have lowered the portfolio's weighting to Consumer Discretionary and increased its weighting to Industrials and companies with global exposure.

We continue to adhere to our strategy of looking for companies with high forecast earnings-growth and strong profitability that are selling at relatively reasonable valuations. While these kinds of "quality" stocks have been out of favor for the past two years, the strategy has generally added value over the long term. We also believe the market will return to focusing on fundamentals and quality now, after the turmoil of the past quarter.

October 2007

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

1. Mid-cap stocks are represented by the Russell Midcap® Index, large-caps by the Russell 1000® Index, and small-caps by the Russell 2000® Index.

2. For the one-year period ending September 30, 2007, the Russell Midcap® Growth Index earned 21.2%, versus 13.8% for the Russell Mid Cap Value Index.

3. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: XTO Energy 0%,

St. Mary Land & Exploration 2.47%, Cimarex Energy 0%, Eagle Materials 0%, Graco 0%, KB Home 0%, Pulte Homes 0%, Donaldson 2.79%, Genlyte Group 1.99%, Middleby 1.04%, Omnicare 0.00%, Laboratory Corporation of America Holdings 2.65%, Cytyc 0%, First Marblehead 2.19%, SLM 0%, Hansen Natural 4.05%, Itron 2.77%, ANSYS 2.42%, Mettler-Toledo 1.29%, Reliance Steel 2.55%, Strayer Education 4.51%, Dionex 3.52%, WESCO International 1.88%, and Pacer International 1.61%. All portfolio holdings are subject to change without notice.

Portfolio Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	6.76%	17.03%
Class B	6.25%	15.95%
Class C	6.31%	16.12%
Class I	7.17%	17.91%
Russell Mid-Cap Growth Index**	9.03%	21.22%
Lipper Mid-Cap Growth Funds Avg.	12.68%	25.55%

Ten Largest Stock Holdings
	% of Net Assets
Strayer Education, Inc.	4.5%
Superior Energy Services, Inc.	4.1%
Hansen Natural Corp.	4.0%
FactSet Research Systems, Inc.	3.5%
Dionex Corp.	3.5%
Affiliated Managers Group, Inc.	3.1%
Coventry Health Care, Inc.	3.0%
DaVita, Inc.	3.0%
Praxair, Inc.	3.0%
Amphenol Corp.	2.9%
Total	34.6%

Economic Sectors	% of total investments
Consumer Discretionary	10.8%
Consumer Staples	5.9%
Energy	6.6%
Financials	10.0%
Health Care	19.6%
Industrials	9.3%
Information Technology	24.5%
Materials	5.5%
U.S. Government Agency Obligations	3.4%
Utilities	4.4%
Total	100%

Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

	Class A Shares
One year	11.46%
Five year	11.14%
Ten year	4.07%

	Class B Shares
One year	10.95%
Five year	10.97%
Since inception	2.34%
(3/31/98)

	Class C Shares
One year	15.12%
Five year	11.31%
Ten year	3.74%

Portfolio Statistics September 30, 2007 Average Annual Total Returns

	Class I Shares*
One year	17.91%
Five year	13.05%
Since inception	4.23%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/07	9/30/07	4/1/07 - 9/30/07
Class A
Actual	$1,000.00	$1,067.60	$8.38
Hypothetical	$1,000.00	$1,016.96	$8.17
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,062.50	$12.95
Hypothetical	$1,000.00	$1,012.51	$12.63
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,063.10	$12.30
Hypothetical	$1,000.00	$1,013.15	$12.00
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,071.70	$4.47
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.62%, 2.50%, 2.38% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

Equity Securities - 95.6%	Shares	Value
Air Freight & Logistics - 1.6%
Pacer International, Inc.	115,900	$2,207,895

Beverages - 4.0%
Hansen Natural Corp.*	97,900	5,548,972

Capital Markets - 4.8%
Affiliated Managers Group, Inc.*	33,200	4,233,332
Federated Investors, Inc., Class B	58,500	2,322,450
		6,555,782

Chemicals - 3.0%
Praxair, Inc.	48,700	4,079,112

Consumer Finance - 2.2%
First Marblehead Corp.	79,200	3,004,056

Diversified Consumer Services - 4.5%
Strayer Education, Inc.	36,650	6,180,290

Electrical Equipment - 3.0%
Genlyte Group, Inc.*	42,500	2,731,050
Middleby Corp.*	22,200	1,432,788
		4,163,838

Electronic Equipment & Instruments - 11.9%
Amphenol Corp.	99,800	3,968,048
Daktronics, Inc.	105,800	2,879,876
Itron, Inc.*	40,800	3,797,256
Mettler-Toledo International, Inc.*	17,400	1,774,800
Rofin-Sinar Technologies, Inc.*	55,400	3,889,634
		16,309,614

Energy Equipment & Services - 4.1%
Superior Energy Services, Inc*	157,600	5,585,344

Gas Utilities - 4.3%
Energen Corp.	49,400	2,821,728
Oneok, Inc.	66,200	3,137,880
		5,959,608

Health Care Equipment & Supplies - 2.6%
Hospira, Inc.*	87,400	3,622,730

Health Care Providers & Services - 8.7%
Coventry Health Care, Inc.*	66,450	4,133,854
DaVita, Inc.*	65,100	4,113,018
Laboratory Corp. of America Holdings, Inc.*	46,500	3,637,695
		11,884,567

Equity Securities - Cont'd	Shares	Value
Household Products - 1.8%
Church & Dwight Co., Inc.	53,250	$2,504,880

Insurance - 1.0%
Ambac Financial Group, Inc.	22,500	1,415,475

IT Services - 4.7%
Fiserv, Inc.*	57,000	2,899,020
Global Payments, Inc.	79,900	3,533,178
		6,432,198

Life Sciences - Tools & Services - 5.9%
Dionex Corp.*	60,700	4,823,222
Millipore Corp.*	42,700	3,236,660
		8,059,882

Machinery - 2.8%
Donaldson Co., Inc.	91,500	3,821,040

Media - 2.6%
Meredith Corp.	61,800	3,541,140

Metals & Mining - 2.5%
Reliance Steel & Aluminum Co.	61,800	3,494,172

Office Electronics - 1.9%
Xerox Corp.*	151,600	2,628,744

Oil, Gas & Consumable Fuels - 2.5%
St Mary Land & Exploration Co.	94,800	3,381,516

Pharmaceuticals - 2.5%
Endo Pharmaceuticals Holdings, Inc.*	108,400	3,361,484

Software - 6.0%
ANSYS, Inc.*	97,100	3,317,907
FactSet Research Systems, Inc.	70,900	4,860,195
		8,178,102

Specialty Retail - 3.8%
Group 1 Automotive, Inc.	66,300	2,225,691
Ross Stores, Inc.	113,900	2,920,396
		5,146,087

Thrifts & Mortgage Finance - 1.0%
FirstFed Financial Corp.*	28,500	1,412,175

Trading Companies & Distributors - 1.9%
WESCO International, Inc.*	60,100	2,580,694

Total Equity Securities (Cost $110,547,142)	131,059,397

	Principal
High Social Impact Investments - 1.0%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	$1,419,488	$1,387,237

Total High Social Impact Investments (Cost $1,419,488)		1,387,237

U.S. Government Agencies
and Instrumentalities - 3.4%
Federal Home Loan Bank Discount Notes, 10/1/07	4,700,000	4,700,000

Total U.S. Government Agencies and Instrumentalities
(Cost $4,700,000)		4,700,000

TOTAL INVESTMENTS (Cost $116,666,630) - 100.0%		137,146,634
Other assets and liabilities, net - 0.0%		28,674
Net Assets - 100%		$137,175,308

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,841,581 shares outstanding		$88,589,375
Class B: 452,522 shares outstanding		11,440,688
Class C: 532,425 shares outstanding		11,253,816
Class I: 147,859 shares outstanding		3,498,211
Accumulated net realized gain (loss) on investments		1,913,214
Net unrealized appreciation (depreciation) on investments		20,480,004

Net Assets		$137,175,308

Net Asset Value Per Share:
Class A (based on net assets of $107,975,918)		$28.11
Class B (based on net assets of $11,613,010)		$25.66
Class C (based on net assets of $13,275,116)		$24.93
Class I (based on net assets of $4,311,264)		$29.16

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05 - 7/3/06	$1,419,488

* Non income producing security.

(b) This security was valued by the Board of Directors, see Note A.

(i) Restricted securities represent 1.0% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007
Net Investment Income
Investment Income:
Dividend income	$745,802
Interest income	169,024
Total investment income	914,826

Expenses:
Investment advisory fee	893,393
Transfer agency fees and expenses	398,396
Administrative Services fees	337,302
Distribution Plan expenses:
Class A	375,097
Class B	128,165
Class C	132,508
Directors' fees and expenses	15,547
Custodian fees	34,480
Registration fees	42,985
Reports to shareholders	77,360
Professional fees	23,155
Miscellaneous	13,024
Total expenses	2,471,412
Reimbursement from Advisor:
Class I	(11,362)
Fees paid indirectly	(19,596)
Net expenses	2,440,454

Net Investment Income (Loss)	(1,525,628)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	5,343,957
Change in unrealized appreciation or (depreciation)	17,341,015

Net Realized and Unrealized Gain
(Loss) on Investments	22,684,972

Increase (Decrease) in Net Assets
Resulting From Operations	$21,159,344

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($1,525,628)	($1,706,951)
Net realized gain (loss)	5,343,957	2,056,939
Change in unrealized appreciation
or (depreciation)	17,341,015	3,005,833

Increase (Decrease) in Net Assets
Resulting From Operations	21,159,344	3,355,821

Capital share transactions:
Shares sold:
Class A Shares	14,800,092	15,651,876
Class B Shares	797,678	1,096,127
Class C Shares	1,085,657	1,526,106
Class I Shares	1,286,531	2,981,683
Redemption fees:
Class A Shares	1,261	1,555
Class B Shares	24	669
Class C Shares	31	67
Shares redeemed:
Class A Shares	(26,889,644)	(25,978,467)
Class B Shares	(4,896,308)	(4,150,015)
Class C Shares	(2,615,523)	(3,005,474)
Class I Shares	(908,869)	(2,232,755)
Total capital share transactions	(17,339,070)	(14,108,628)

Total Increase (Decrease) in Net Assets	3,820,274	(10,752,807)

Net Assets
Beginning of year	133,355,034	144,107,841
End of year	$137,175,308	$133,355,034

Capital Share Activity
Shares sold:
Class A Shares	554,857	638,101
Class B Shares	33,029	48,337
Class C Shares	46,390	69,143
Class I Shares	48,154	121,041
Shares redeemed:
Class A Shares	(1,021,377)	(1,068,374)
Class B Shares	(201,997)	(185,381)
Class C Shares	(111,461)	(137,001)
Class I Shares	(32,652)	(97,382)
Total capital share activity	(685,057)	(611,516)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $1,387,237, or 1.0% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $71,463 was payable at year end. In addition, $44,970 was payable at year end for operating expenses paid by the Advisor during September 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $26,956 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $50,268 was payable at year end.

The Distributor received $34,154 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $114,409 for the year ended September 30, 2007. Under the terms of the agreement, $8,409 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $62,463,622 and $80,863,382, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $116,738,666. Net unrealized appreciation aggregated $20,407,968, of which $26,495,759 related to appreciated securities and $6,087,791 related to depreciated securities.

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$420,173
Undistributed long term capital gain	1,565,077
Unrealized appreciation (depreciation)	20,407,968
$22,393,218

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of net operating losses.

Undistributed net investment income	$1,525,628
Accumulated net realized gain (loss)	(1,525,628)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$11,868	5.89%	$3,205,030	August 2007

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006	2005
Net asset value, beginning	$24.02	$23.42	$21.60
Income from investment operations
Net investment income (loss)	(.26)	(.27)	(.31)
Net realized and unrealized gain (loss)	4.35	.87	2.13
Total from investment operations	4.09	.60	1.82
Total increase (decrease) in net asset value	4.09	.60	1.82
Net asset value, ending	$28.11	$24.02	$23.42

Total return*	17.03%	2.56%	8.43%
Ratios to average net assets:A
Net investment income (loss)	(.98%)	(1.05%)	(1.26%)
Total expenses	1.66%	1.71%	1.68%
Expenses before offsets	1.66%	1.71%	1.68%
Net expenses	1.64%	1.69%	1.68%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$107,976	$103,499	$110,970

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$19.82	$15.79
Income from investment operations
Net investment income (loss)	(.32)	(.26)
Net realized and unrealized gain (loss)	2.10	4.29
Total from investment operations	1.78	4.03
Total increase (decrease) in net asset value	1.78	4.03
Net asset value, ending	$21.60	$19.82

Total return*	8.98%	25.52%
Ratios to average net assets:A
Net investment income (loss)	(1.41%)	(1.48%)
Total expenses	1.73%	1.82%
Expenses before offsets	1.73%	1.82%
Net expenses	1.72%	1.81%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$111,520	$104,878

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$22.13	$21.76	$20.24
Income from investment operations
Net investment income (loss)	(.45)	(.49)	(.49)
Net realized and unrealized gain (loss)	3.98	.86	2.01
Total from investment operations	3.53	.37	1.52
Total increase (decrease) in net asset value	3.53	.37	1.52
Net asset value, ending	$25.66	$22.13	$21.76

Total return*	15.95%	1.70%	7.51%
Ratios to average net assets:A
Net investment income (loss)	(1.86%)	(1.91%)	(2.12%)
Total expenses	2.54%	2.57%	2.54%
Expenses before offsets	2.54%	2.57%	2.54%
Net expenses	2.52%	2.55%	2.53%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$11,613	$13,752	$16,503

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$18.73	$15.07
Income from investment operations
Net investment income (loss)	(.48)	(.39)
Net realized and unrealized gain (loss)	1.99	4.05
Total from investment operations	1.51	3.66
Total increase (decrease) in net asset value	1.51	3.66
Net asset value, ending	$20.24	$18.73

Total return*	8.06%	24.29%
Ratios to average net assets:A
Net investment income (loss)	(2.28%)	(2.45%)
Total expenses	2.60%	2.79%
Expenses before offsets	2.60%	2.79%
Net expenses	2.59%	2.78%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$16,936	$15,152

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$21.47	$21.10	$19.62
Income from investment operations
Net investment income (loss)	(.41)	(.42)	(.44)
Net realized and unrealized gain (loss)	3.87	.79	1.92
Total from investment operations	3.46	.37	1.48
Total increase (decrease) in net asset value	3.46	.37	1.48
Net asset value, ending	$24.93	$21.47	$21.10

Total return*	16.12%	1.75%	7.54%
Ratios to average net assets:A
Net investment income (loss)	(1.74%)	(1.84%)	(2.07%)
Total expenses	2.42%	2.49%	2.49%
Expenses before offsets	2.42%	2.49%	2.49%
Net expenses	2.41%	2.47%	2.49%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$13,275	$12,831	$14,038

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$18.15	$14.59
Income from investment operations
Net investment income (loss)	(.43)	(.37)
Net realized and unrealized gain (loss)	1.90	3.93
Total from investment operations	1.47	3.56
Total increase (decrease) in net asset value	1.47	3.56
Net asset value, ending	$19.62	$18.15

Total return*	8.10%	24.40%
Ratios to average net assets:A
Net investment income (loss)	(2.23%)	(2.35%)
Total expenses	2.55%	2.69%
Expenses before offsets	2.55%	2.69%
Net expenses	2.54%	2.68%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$12,914	$10,896

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$24.73	$23.89	$21.85
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.06)
Net realized and unrealized gain (loss)	4.48	.86	2.10
Total from investment operations	4.43	.84	2.04
Total increase (decrease) in net asset value	4.43	.84	2.04
Net asset value, ending	$29.16	$24.73	$23.89

Total return*	17.91%	3.52%	9.34%
Ratios to average net assets:A
Net investment income (loss)	(0.19%)	(0.20%)	(0.43%)
Total expenses	1.14%	1.90%	1.28%
Expenses before offsets	.87%	.88%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$4,311	$3,273	$2,596

		Periods Ended
	September 30,	September 30,	January 18,
Class I Shares	2004	2003##	2002#
Net asset value, beginning	$19.88	$18.79	$20.84
Income from investment operations
Net investment income (loss)	(.09)	(.03)	(.05)
Net realized and unrealized gain (loss)	2.06	1.12	4.20
Total from investment operations	1.97	1.09	4.15
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.97	1.09	4.14
Net asset value, ending	$21.85	$19.88	$24.98

Total return*	9.91%	5.80%	19.92%
Ratios to average net assets:A
Net investment income (loss)	(0.54%)	(0.50%) (a)	(0.64%) (a)
Total expenses	1.23%	1.23% (a)	1,316.21%(a)
Expenses before offsets	.86%	.87% (a)	.80% (a)
Net expenses	.86%	.86% (a)	.80% (a)
Portfolio turnover	101%	66%	9%
Net assets, ending (in thousands)	$955	$529	$0

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# The last remaining shareholder in Class I redeemed on January 18, 2002.

## Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Capital Accumulation Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2007
Annual Report
Calvert International Opportunities Fund

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
18

Statement of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contracts
29

Director and Officer Information Table
34

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. We are pleased with the Fund's results so far, as reflected in the portfolio manager's letter. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--by creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Calvert International Opportunities Fund was launched on May 31, 2007, with F&C Management Limited as portfolio manager. The Fund seeks long-term capital appreciation by investing in growth-oriented, foreign small-cap and mid-cap stocks in both developed and emerging markets.1 We use a primarily bottom-up strategy to identify the best stocks in a sector globally. This involves conducting in-depth fundamental research to assess companies' key drivers, catalysts for growth, and risks, as well as determining what we believe to be the stock's true value.

Investment Performance

Calvert International Opportunities Fund Class A shares (at NAV*) returned 2.13% for the period since inception on May 31, 2007, outperforming the benchmark Citigroup/S&P World ex-U.S. Extended Market Index (EMI), which returned -1.32% for the period. Both sector and stock selection made positive contributions to the Fund's performance.

Investment Climate

Over the Fund's first four months, international stocks have broadly outperformed a U.S. stock market that was hampered by rising interest rates and concerns about the subprime mortgage market--which worsened in the third quarter. As a result, risk aversion rose significantly and led to a sell-off in global markets from mid-July to mid-August. Despite data indicating resilient growth outside the U.S., the correction affected most global markets, with the notable exception of China.

In response to these fears, and against a backdrop of moderating inflationary pressures in the U.S. and United Kingdom, central banks have softened their efforts to cool economic growth. In fact, the market's rally in late August was spurred by the Federal Reserve (Fed) moving to cut the discount rate for lending to member banks. Investors subsequently recovered their risk appetite and positive stock fundamentals returned to drive markets for the remainder of the period.

The softening interest-rate environment in the U.S. saw the dollar weaken against other major currencies--and fall to record lows against the euro. Concerns about inventory levels and resurfacing geopolitical tensions kept oil prices elevated for much of the period, rising above $80 a barrel in September.

Portfolio Strategy

Stock selection in Consumer Discretionary and Health Care drove the Fund's outperformance while sector weightings modestly detracted.

High oil prices fueled investment in alternative energy companies such as China-based JA Solar Holdings, a top-performing holding in the Industrials sector. However, U.K.-based plumbing distributor Wolseley suffered from the housing slump in the U.S., which represents about half of its business, mitigating the benefit from JA Solar.

Amid growing fears that a U.S. economic slowdown would dampen consumer spending, an overweighting to Consumer Discretionary hurt performance. However, this was more than offset by strong stock selection within the sector. In particular, clothing retailer Esprit Holdings benefited from improving margins and explosive sales growth, and sporting-equipment retailer China Hongxing Sports enjoyed strong domestic demand as the country revs up for the Beijing Olympics. Dutch GPS-manufacturer TomTom was the sector's top performer. Health Care firms such as Australia's CSL and advanced hearing-aid manufacturer Cochlear also performed well.

Regionally, our stock selection in North America was strong as we had low exposure to Financials stocks. Holdings in Europe and Japan also performed well, particularly Japanese educational company Benesse Corp. Emerging markets were the main regional driver of performance, as many of these countries continued to enjoy growing consumer demand, which has so far insulated them against the effects of a possible slowdown in the U.S.

A weakening U.S. dollar also helped performance during the period, adding more than four percent when the Fund's returns are converted from local currencies to U.S. dollars.

Outlook

We are selectively adding to areas where we see attractive opportunities. In particular, we believe the Japanese market is undervalued given its improving economic fundamentals, such as renewed growth, strong employment, and rising wages.

We expect to maintain significant exposure to the Consumer Staples and Health Care sectors, although we continue to avoid the mega-cap pharmaceutical companies which face weakening product pipelines, increased competition from generics, and declining growth prospects. In the Telecommunications sector, we see high growth potential in emerging markets.

Volatility in commodity prices and movements in the value of the U.S. dollar remain the biggest risks to the Fund in the short term, in our opinion. But we expect commodities and energy markets to remain strong over the longer term given the high demand and constrained supply for many materials. In fact, we believe that high oil prices and political and economic developments should continue to make alternative energy stocks attractive investments. Overall, we are very pleased with the strong start of this Fund and look forward to serving you in the year ahead.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

1.Small-cap and mid-cap are defined by the range of the Citigroup/S&P World ex-U.S. EMI Index, which undergoes an annual reconstitution. As of December 31, 2006, the market capitalization range was $500 million to $20-$30 billion.

As of September 30, 2007, the following companies represented the following percentages of the Fund's net assets: JA Solar Holdings 0.70%, Esprit Holdings 1.22%, China Hongxing Sports 1.16%, CSL 1.52%, Cochlear 1.58%, Wolseley 0.39%, Benesse Corp. 1.25%, and TomTom 1.16%. Portfolio holdings are subject to change without notice.

International Opportunities Fund Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
Inception 5/31/07 through 9/30/07

Class A	2.13%
Class I	2.33%
Citigroup/S&P World ex-U.S. EMI Index	(1.32%)
Lipper International Small/Mid
Cap Core Funds Average	0.34%

Inception 7/31/07 through 9/30/07

Class C	3.80%
Citigroup/S&P World ex-U.S. EMI Index	(0.33%)
Lipper International Small/Mid
Cap Core Funds Average	0.31%

% of Total Investments
Economic Sectors
Consumer Discretionary	22.2%
Consumer Staples	7.0%
Energy	2.8%
Financials	10.9%
Health Care	13.2%
Industrials	19.1%
Information Technology	3.0%
Materials	6.4%
Telecommunications Services	0.9%
U.S. Government Agency Obligations	10.8%
Utilities	3.7%
Total	100%

International Opportunities Fund Statistics
September 30, 2007

Ten Largest Stock Holdings	% of Net Assets
Asahi Pretec Corp.	2.1%
Shiseido Co. Ltd.	2.0%
Fanuc Ltd.	2.0%
Aisin Seiki Co. Ltd.	1.9%
Accor SA	1.9%
Aquarius Platinum Ltd.	1.8%
Shimano, Inc.	1.8%
Acciona SA	1.7%
Continental AG	1.7%
Cie Generale d'Opitque Essilor International SA	1.6%
Total	18.5%

International Opportunities Fund Statistics
September 30, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
Since Inception	(2.73%)
(5/31/07)

Class C Shares
Since Inception	(2.80%)
(7/31/07)

International Opportunities Fund Statistics
September 30, 2007

Average Annual Total Returns
Class I Shares at NAV
Since Inception	2.33%
(5/31/07)

Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date May 31, 2007 for Class A and Class I and inception date July 31, 2007 for Class C to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/31/07*	Ending Account Value 9/30/07	Expenses Paid During Period* 5/31/07 - 9/30/07

Class A
Actual	$1,000.00	$1,021.30	$8.41
Hypothetical	$1,000.00	$1,016.75	$8.39
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,023.30	$6.09
Hypothetical	$1,000.00	$1,019.05	$6.07
(5% return per year before expenses)

*Inception date 5/31/07.

**Expenses are equal to the Fund's annualized expense ratio of 1.66% and 1.20% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.
	Beginning Account Value 7/31/07****	Ending Account Value 9/30/07	Expenses Paid During Period 7/31/07- 9/30/07****

Class C
Actual	$1,000.00	$1,038.00	$12.77
Hypothetical	$1,000.00	$1,012.53	$12.61
(5% return per year before expenses)

***Inception date 7/31/07.

****Expenses are equal to the Fund's annualized expense ratio of 2.50% for Class C, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:

We have audited the accompanying statement of net assets of the Calvert International Opportunities Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 31, 2007 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

Equity Securities - 93.0%	Shares	Value
Australia - 8.7%
Aquarius Platinum Ltd.	4,620	$161,999
Arrow Energy NL*	33,037	73,123
Cochlear Ltd.	2,040	140,805
CSL Ltd.	1,420	134,897
Energy Developments Ltd.	19,000	53,156
QBE Insurance Group Ltd.	1,960	58,653
ResMed, Inc.*	13,940	60,475
Sonic Healthcare Ltd.	6,800	93,918
		777,026

Austria - 2.0%
Erste Bank der Oesterreichischen Sparkassen AG	1,210	91,954
Telekom Austria AG	3,390	88,445
		180,399

Brazil - 2.6%
Companhia Energetica de Minas Gerais (ADR)	3,500	74,655
Diagnosticos da America SA	2,700	61,698
Natura Cosmeticos SA	8,000	95,756
		232,109

Canada - 2.8%
Canadian Tire Corp. Ltd.	1,300	103,580
Carmanah Technologies Corp.*	9,150	14,972
Shoppers Drug Mart Corp.	930	50,769
Tim Hortons, Inc.	2,140	74,437
		243,758

China - 2.7%
China Sun Bio-chem Technology Group Co. Ltd.	155,000	71,532
JA Solar Holdings Co. Ltd. (ADR)*	1,380	62,031
Suntech Power Holdings Co. Ltd. (ADR)*	2,700	107,730
		241,293

Denmark - 2.3%
TrygVesta AS	1,050	83,932
William Demant Holding A/S*	1,400	123,394
		207,326

Equity Securities - Cont'd	Shares	Value
Finland - 1.1%
Lassila & Tikanoja Oyj	3,130	$100,709

France - 4.8%
Accor SA	1,900	168,190
Cie Generale d'Optique Essilor International SA	2,260	141,384
Vallourec	410	117,753
		427,327

Germany - 7.9%
Adidas AG	700	45,782
Celesio AG	1,050	66,076
Continental AG	1,100	151,675
Hypo Real Estate Holding AG	2,320	131,547
Qiagen NV*	4,450	85,668
Rhoen Klinikum AG	4,240	135,338
Solarworld AG	1,420	81,505
		697,591

Greece - 0.5%
Alpha Bank AE	1,140	39,614

Hong Kong - 3.6%
Cheuk Nang Holdings Ltd.	118,000	109,354
China Hongxing Sports Ltd.	135,000	102,776
Esprit Holdings Ltd.	6,800	108,093
		320,223

Hungary - 0.8%
OTP Bank Nyrt	1,300	70,415

Italy - 0.4%
Landi Renzo SpA*	9,300	38,809

Japan - 18.0%
Aisin Seiki Co. Ltd.	4,300	171,656
Asahi Pretec Corp.	5,600	182,640
Benesse Corp.	2,900	110,976
Central Glass Co. Ltd.	16,000	80,571
Daiwa House Industry Co. Ltd.	5,000	65,185
Fanuc Ltd.	1,700	173,134
Ito En Ltd., Common	3,400	82,797
Ito En Ltd., Preferred*	1,020	20,271
Ryohin Keikaku Co. Ltd.	1,000	57,488
Shimano, Inc.	4,600	160,828
Shiseido Co. Ltd.	8,000	177,422
Sumitomo Chemical Co. Ltd.	9,000	77,100
Sumitomo Realty & Development Co. Ltd.	3,000	105,410
Ulvac, Inc.	2,600	84,119
USS Co. Ltd.	740	48,591
		1,598,188

Equity Securities - Cont'd	Shares	Value
Mexico - 2.8%
Alsea SAB de CV	59,200	$97,850
Banco Compartamos SA de CV*	8,700	47,270
Urbi Desarrollos Urbanos SA de CV*	27,800	99,935
		245,055

Netherlands - 1.2%
TomTom NV*	1,420	110,053

New Zealand- 0.8%
Contact Energy Ltd.	9,450	65,712

Norway - 4.7%
Petroleum Geo-Services ASA	4,150	119,233
ProSafe SE	3,980	70,742
Tomra Systems ASA	14,500	104,484
Yara International ASA	4,000	126,009
		420,468

Philippines - 0.8%
Manila Water Co., Inc.	235,000	72,788

Portugal - 0.6%
Sonae SGPS SA	21,860	56,567

Singapore - 1.7%
ComfortDelgro Corp. Ltd.	60,000	78,421
Hyflux Ltd.	39,000	75,409
		153,830

Spain - 2.3%
Acciona SA	560	151,837
Ebro Puleva SA	2,570	52,545
		204,382

Sweden - 2.6%
Autoliv, Inc.	1,900	113,525
Svenska Cellulosa AB	6,200	115,134
		228,659

Switzerland - 1.9%
Adecco SA	1,790	105,574
Swatch Group AG	1,030	65,778
		171,352

United Kingdom - 10.4%
ARM Holdings plc	21,290	66,840
Associated British Foods plc	6,000	97,916
Cattles plc	5,330	37,922
Ceres Power Holdings plc*	6,030	36,879
Firstgroup plc	4,560	64,005
Hiscox Ltd.	12,470	71,181
Informa plc	9,000	91,831
Johnson Matthey plc	3,400	115,547
Land Securities Group plc	1,290	44,234
Legal & General Group plc	12,500	34,045

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Severn Trent plc	1,280	$36,794
SSL International plc	12,700	110,036
Trading Emissions plc*	11,390	35,991
Wolseley plc	2,060	34,710
Workspace Group plc	7,060	45,589
		923,520

United States - 5.0%
DaVita, Inc.*	1,070	67,603
Energy Conversion Devices, Inc.*	2,200	49,984
Evergreen Solar, Inc.*	6,550	58,491
FuelCell Energy, Inc.*	3,500	31,290
ON Semiconductor Corp.*	10,000	125,600
Ormat Technologies, Inc.	840	38,926
Scholastic Corp.*	2,000	69,720
		441,614

Total Equity Securities (Cost $8,012,884)		8,268,787

U.S. Government Agencies	Principal
And Instrumentalities - 11.2%	Amount
Federal Home Loan Bank Discount Note, 10/1/07	$1,000,000	1,000,000

Total U.S. Government Agencies and Instrumentalities
(Cost $1,000,000)		1,000,000

TOTAL INVESTMENTS (Cost $9,012,884) - 104.2%		9,268,787
Other assets and liabilities, net - (4.2%)		(376,511)
Net Assets - 100%		$8,892,276
Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 370,602 shares outstanding		$5,524,860
Class C: 9,141 shares outstanding		136,091
Class I: 200,326 shares outstanding		2,975,962
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		255,363
Net Assets		$8,892,276

Net Asset Value Per Share
Class A (based on net assets of $5,677,787)		$15.32
Class C (based on net assets of $139,863)		$15.30
Class I (based on net assets of $3,074,626)		$15.35

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
from inception may 31, 2007 through
September 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,012)	$25,658
Interest income	7,823
Total investment income	33,481

Expenses:
Investment advisory fee	12,708
Transfer agency fees and expenses	6,273
Distribution Plan expenses:
Class A	2,727
Class C	41
Directors' fees and expenses	293
Administrative fees	4,573
Accounting fees	367
Custodian fees	58,023
Registration fees	15,981
Reports to shareholders	1,589
Professional fees	15,925
Contract services	4,449
Miscellaneous	1,953
Total expenses	124,902
Reimbursement from Advisor:
Class A	(66,377)
Class C	(2,590)
Class I	(30,583)
Fees paid indirectly	(1,218)
Net expenses	24,134

Net Investment Income	9,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,591
Foreign currency transactions	(13,672)
(11,081)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	255,986
Assets and liabilities denominated in foreign currencies	(623)
255,363

Net Realized and Unrealized Gain (Loss)	244,282

Increase (Decrease) in Net Assets
Resulting From Operations	$253,629

See notes to financial statements.

Statement of Changes in Net Assets
From Inception May 31, 2007 Through September 30, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,347
Net realized gain (loss)	(11,081)
Change in unrealized appreciation or (depreciation)	255,363

Increase (Decrease) in Net Assets
Resulting From Operations	253,629

Capital share transactions:
Shares sold:
Class A Shares	5,575,570
Class C Shares	136,070
Class I Shares	2,973,757
Shares redeemed:
Class A Shares	(46,750)
Class C Shares	--
Class I Shares	--
Total capital share transactions	8,638,647

Total Increase (Decrease) in Net Assets	8,892,276

Net Assets
Beginning of period	--
End of period	$8,892,276

Capital Share Activity
Shares sold:
Class A Shares	373,769
Class C Shares	9,141
Class I Shares	200,326
Shares redeemed:
Class A Shares	(3,167)
Class C Shares	--
Class I Shares	--
Total capital share activity	580,069

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund began operations on May 31, 2007 and offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, dute to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the Fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $4,811 was payable at period end. In addition, $6,962 was receivable from the Advisor for reimbursement of operating expenses paid during September 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, and 1.20% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $1,662 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $973 was payable at period end.

The Distributor received $4,381 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $452 for the period ended September 30, 2007. Under the terms of the agreement, $182 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,103,038 and $92,746 respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $9,012,884. Net unrealized appreciation aggregated $255,903, of which $469,147 related to appreciated securities and $213,244 related to depreciated securities.

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)        $255,903

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gain available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are foreign currency transactions and net operating losses.

Undistributed net investment income	($9,347)
Accumulated net realized gain (loss)	11,081
Paid-in capital	(1,734)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended September 30, 2007.

Financial Highlights
Period Ended September 30, 2007# (z)

Class A Shares
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.02
Net realized and unrealized gain (loss)	.30
Total from investment operations	.32
Total increase (decrease) in net asset value	.32
Net asset value, ending	$15.32

Total return*	2.13%
Ratios to average net assets: A
Net investment income	.50% (a)
Total expenses	7.82% (a)
Expenses before offsets	1.74% (a)
Net expenses	1.66% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$5,678

Period Ended September 30, 2007 ##(z)

Class C Shares
Net asset value, beginning	$14.74
Income from investment operations
Net investment income	.01
Net realized and unrealized gain (loss)	.55
Total from investment operations	.56
Total increase (decrease) in net asset value	.56
Net asset value, ending	$15.30

Total return*	3.80%
Ratios to average net assets: A
Net investment income	1.14% (a)
Total expenses	66.65% (a)
Expenses before offsets	2.58% (a)
Net expenses	2.50% (a)
Portfolio turnover	1%
Net assets, ending (in thousands)	$140

Financial Highlights

Period Ended September 30, 2007 #(z)

Class I Shares
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.04
Net realized and unrealized gain (loss)	.31
Total from investment operations	.35
Total increase (decrease) in net asset value	.35
Net asset value, ending	$15.35

Total return*	2.33%
Ratios to average net assets: A
Net investment income	.78% (a)
Total expenses	7.47% (a)
Expenses before offsets	1.28% (a)
Net expenses	1.20% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,075

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From May 31, 2007 inception.

## From July 31, 2007 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on March 12, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement ("Advisory Agreement") between Calvert World Values Fund, Inc. and the Advisor that would add the Fund to the Advisory Agreement and initially approve the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and F&C Management Limited ("Subadvisor") with respect to the Fund.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement and the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Advisory Agreement and the Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

In the course of its deliberations regarding the Advisory Agreement, the Board of Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into account similar information provided throughout the previous year by the Advisor as well as the Board of Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of similarly managed funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board of Directors noted that the Fund's estimated total expenses for its Class A shares, after estimated reimbursements, would be above the median total expenses of certain comparable funds as selected by the Advisor in its report to the Board. The Board of Directors took into account that the Advisor had contractually agreed to limit the Fund's net annual operating expenses through January 31, 2009. The Board also considered the impact of the size of the Fund on the Fund's expenses. The Board also noted that the Advisor would pay the Subadvisor's subadvisory fee out of its advisory fee. Based upon its review, the Board of Directors determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor and the other factors considered.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Fund above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board of Directors also noted that the Advisor would pay the Subadvisor's subadvisory fees out of the advisory fees it would receive from the Fund. Based upon its review, the Board of Directors concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board of Directors considered the effect of the Fund's potential size and growth on its performance and expenses. The Board of Directors also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.

In approving the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the Subadvisory Agreement.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board of Directors noted the Subadvisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. The Board noted that the Subadvisor did not manage an account or fund directly that was comparable to the Fund. In considering the performance of the Subadvisor's products, the Board of Directors took into the account that such performance information had been presented in order to provide the Directors insight into the investment capabilities of the Subadvisor and its success within the international, socially-responsible investing space, including the Subadvisor's ability to work with social screens similar to those that would be used in managing the Fund.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board of Directors relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board of Directors also noted that the subadvisory fees under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. The Board of Directors also took into consideration that the Subadvisor contractually agreed to waive 5 basis points in subadvisory fees until the Fund reaches $100 million in assets or has been in operation for two years, whichever occurs first. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee and had negotiated that fee at arm's length with the Subadvisor, the costs of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board of Directors' deliberations. For similar reasons, the Board of Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board of Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above specified asset levels.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board of Directors reached the following conclusions regarding the Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objective and polices; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor's investment strategies are appropriate for pursuing the investment objective of the Fund; and (e) the Fund's proposed advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board of Directors determined that approval of the Advisory Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert International Opportunities Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$47,630		$33,000
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,662	0%	$5,500	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$56,292	0%	$38,500	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
$	%*	$	% *

$8,500	0%*	$5,000	%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2007.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 29, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 29, 2007